UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 5, 2014

Rocket Fuel Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36071	30-0472319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Seaport Blvd.
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(650) 595-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 5, 2014, Rocket Fuel Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the completion of the Company's acquisition of X Plus Two Solutions, Inc., a Delaware corporation ("X Plus Two"), a holding company of which X Plus One Solutions, Inc., a Delaware corporation (“[x+1]”), is a wholly owned subsidiary, pursuant to the terms of an Agreement and Plan of Merger, dated as of August 4, 2014 (the “Merger Agreement”), by and among the Company, X Plus Two and the other parties who are signatories thereto. At the closing, after giving effect to certain purchase price adjustments set forth in the Merger Agreement, the Company paid the former X Plus Two stockholders an aggregate of $98.0 million in cash and 5,253,084 shares of the Company’s common stock, of which 1,285,878 shares are being held in escrow as security for the indemnification obligations of such former stockholders.
In response to Items 9.01(a) and 9.01(b) of the Initial Report, the Company indicated that it would file the required financial information by amendment on or before November 19, 2014, as permitted by the instructions to such Items. This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Initial Report to file the required financial information.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of X Plus Two Solutions, Inc., as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, and the unaudited consolidated financial statements of X Plus Two Solutions, Inc., as of June 30, 2014 and for the six months ended June 30, 2014 and 2013, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(b)Pro Forma Financial Information.
The pro forma financial information as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014 is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.
(d) Exhibits.
Exhibit No. Description

23.1	Consent of McGladrey LLP, Independent Auditor
99.1
Audited consolidated financial statements of X Plus Two Solutions, Inc., as of December 31, 2013 and 2012
and for the years ended December 31, 2013, 2012 and 2011, and the unaudited consolidated financial statements of X Plus Two Solutions, Inc., as of June 30, 2014 and for the six months ended June 30, 2014 and 2013

99.2	Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET FUEL INC.

By: /s/ Bela Pandya
Bela Pandya Interim Chief Financial Officer (Principal Financial and Accounting Officer)

Date: November 5, 2014

EXHIBIT INDEX
Exhibit No. Description

23.1	Consent of McGladrey LLP, Independent Auditor
99.1
Audited consolidated financial statements of X Plus Two Solutions, Inc., as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, and the unaudited consolidated financial statements of X Plus Two Solutions, Inc., as of June 30, 2014 and for the six months ended June 30, 2014 and 2013

99.2	Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014